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                                                                   Exhibit 10.10

                              WILLIAMS-SONOMA, INC.

            5 1/4% CONVERTIBLE SUBORDINATED NOTES DUE APRIL 15, 2003

                               PURCHASE AGREEMENT

                                                                  April 10, 1996

Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

         Williams-Sonoma, Inc., a California corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to you (the "Purchaser") an aggregate of U.S.$40,000,000 principal amount of the 5 1/4% Convertible Subordinated Notes due April 15, 2003, convertible into Common Stock, par value $0.01 per share (the "Stock"), of the Company, specified above (the "Securities"). As used herein, the term "Purchaser" shall be deemed to include Goldman Sachs International ("GSI"), who is acting as your selling agent in making certain resales of the Securities pursuant to Section 3.

         The Purchaser and other holders (including subsequent transferees) of Securities will be entitled to the benefits of the registration rights agreement, to be dated as of the Time of Delivery (as defined below) (the "Registration Rights Agreement") between the Company and the Purchaser, in the form attached hereto as Exhibit B. Pursuant to the Registration Rights Agreement, the Company will agree to file with the United States Securities and Exchange Commission (the "Commission") under the circumstances set forth therein a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale of (i) such Securities and (ii) the shares of Stock initially issuable upon conversion of the Securities by holders thereof, and to use its best efforts to cause such shelf registration statement to be declared effective.

         1. The Company represents and warrants to, and agrees with, the Purchaser that:

               (a) An offering circular dated April 10, 1996 (the "Offering Circular", including the international supplement thereto, any reference herein to which term shall be deemed to refer to and include the Company's Annual Report to Shareholders on Form 10-K for the fiscal year ended January 29, 1995 and Quarterly Report on Form 10-Q for the quarter ended October 29, 1995, attached to and made a part of the Offering Circular, and the other Appendices thereto) has been prepared in connection with the offering of the Securities and the shares of Stock issuable upon conversion thereof. Any reference to the Offering Circular shall be deemed to refer to and include the Company's most recent Annual Report on Form 10-K and all subsequent documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the United

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         States Securities Exchange Act of 1934, as amended (the "Exchange Act")
         on or prior to the date of the Offering Circular and any reference to the Offering Circular, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange
         Act after the date of the Offering Circular and prior to such specified date and any Additional Issuer Information (as defined in Section 5(g)) furnished by the Company prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Offering Circular or any amendment or supplement thereto are hereinafter called the "Exchange Act Reports". The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein;

               (b) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited consolidated financial statements of the Company included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development which in the opinion of the Company is reasonably likely to result in a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Offering Circular;

               (c) The Company and its subsidiaries have good and marketable title (legal or equitable, as applicable) to all real and personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;


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               (d) The Company has been duly incorporated and is validly
         existing as a corporation in good standing under the laws of the State of California, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

               (e) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture referred to below, will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Stock contained in the Offering Circular;

               (f) The Securities have been duly authorized by the Company and, when issued and delivered pursuant to this Agreement and the Indenture (hereinafter defined), will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be entitled to the benefits provided by the Indenture to be dated as of April 15, 1996 (the "Indenture") between the Company and Bankers Trust Company, as trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form previously delivered to you; the Indenture has been duly authorized and, when executed and delivered by the parties thereto, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

               (g) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

               (h) Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;


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               (i) The issue and sale of the Securities, and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any United States statute or any order, rule or regulation of any United States court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchaser;

               (j) Except as disclosed in the Offering Circular, neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or By-laws or in default in the performance or observance of any material obligation, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               (k) The statements set forth in the Offering Circular under the captions "Description of Notes" and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Securities, the capital stock of the Company and the documents and laws therein described, and under the captions "Notice to Investors", "United States Taxation" and "Offer and Resale", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete;

               (l) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a material adverse effect on the current consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (m) The Company is subject to Section 13 or 15(d) of the Exchange Act;


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               (n) When the Securities are issued and delivered pursuant to this
         Agreement, such Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system;

               (o) The Company is not, and after giving effect to the offering and sale of the Securities, will not be an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

               (p) Neither the Company nor any person acting on its behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Securities
         Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902;

               (q) Within the preceding six months, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchaser hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

               (r) It is not necessary in connection with the offer, sale and delivery of the Securities to the Purchaser, or in connection with the initial resale of the Securities by the Purchaser in accordance with this Agreement, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "TIA");

               (s) The Securities have been designated PORTAL eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.;

               (t) The Company has all corporate power to enter into this Agreement and the Registration Rights Agreement. This Agreement has been and, as of the Time of Delivery, the Registration Rights Agreement will have been, duly authorized, executed and delivered by the Company and upon such execution by the Company (assuming


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         the due authorization, execution and delivery of such agreements by the other parties thereto) this Agreement and the Registration Rights Agreement will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with the terms hereof or thereof, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except as the enforcement of indemnification and contribution provisions hereof and thereof may be limited by applicable law;

               (u) There are no persons with registration rights or other similar rights to have any securities of the Company (other than the Securities) registered under any Securities Act registration statement;

               (v) None of the holders of outstanding shares of capital stock of the Company and no other person has or will have any preemptive or other rights to purchase, subscribe for or otherwise acquire (i) the shares of Stock to be issued upon conversion of the Securities or any rights to such shares or (ii) as a result of or in connection with the transactions contemplated by the Indenture, this Agreement or the Registration Rights Agreement, any other capital stock of the Company or rights thereto;

               (w) Each of the directors and officers of the Company listed in
         Schedule I hereto has entered into a written agreement with the Company in the form of Exhibit A hereto (each such agreement, a "Lock-up Agreement"), and executed originals of each Lockup Agreement have been delivered to you;

               (x) The Company and its subsidiaries directly or indirectly own free of adverse claims as to title such trademarks (and goodwill appertaining thereto) as are necessary to conduct the business of the Company as described in the Offering Circular; except as described in the Offering Circular, there are no pending or threatened claims by others that the Company or its subsidiaries is infringing or otherwise violating any valid trademarks or trademark rights of others which individually or in the aggregate could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, there are no infringements of any of the Company's or its subsidiaries' trademarks which individually or in the aggregate could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole;

               (y) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

               (z) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act and the rules and regulations of the Commission thereunder.


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         2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, at a purchase price of 97.5% of the principal amount thereof, plus accrued interest, if any, from April 15, 1996 to the Time of Delivery hereunder, U.S.$40,000,000 principal amount of Securities.

         3. The Purchaser proposes to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and the Purchaser hereby represents and warrants to, and agrees with the Company that:

              (a) It will offer and sell the Securities only to: (i) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A, (ii) institutions which it reasonably believes are "accredited investors" ("Institutional Accredited Investors") within the meaning of Rule 501 under the Securities Act or, (iii) upon the terms and conditions set forth in Annex I to this Agreement;

              (b) It is an Institutional Accredited Investor; and

              (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

         4. (a) The Securities to be purchased will be represented (i) in the case of Securities purchased by Goldman, Sachs & Co. (except in the case of Securities to be acquired by Institutional Accredited Investors), by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian and (ii) in the case of Securities purchased by GSI, by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with DTC or its designated custodian for the benefit of Morgan Guaranty Trust Company of New York (Brussels office), as operator of the Euroclear System, or Cedel Bank, Societe Anonyme, or both, for credit to the account of GSI, unless otherwise directed by GSI. The Company will deliver the Securities to Goldman, Sachs & Co., for its account, against payment by or on behalf of the Purchaser of the purchase price therefor by certified or official bank check or checks, or by wire transfer, payable to the order of the Company in Federal (same day) funds, by causing DTC to credit the Securities to the respective accounts of Goldman, Sachs & Co. and GSI, as the case may be, at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on April 15, 1996 or such other time and date as the Purchaser and the Company may agree upon in writing, and is herein called the "Time of Delivery".

         (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchaser pursuant to Section 7(j) hereof, will be


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delivered at the offices of Sullivan & Cromwell, 444 South Flower Street, Los
Angeles, California 90071 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., Los Angeles time, on the Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City or Los Angeles, California are generally authorized or obligated by law or executive order to close.

         5.  The Company agrees with the Purchaser:

         (a) To prepare the Offering Circular in a form approved by you; to make no amendment or supplement to the Offering Circular which shall be reasonably disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

         (b) To furnish you with nine copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to you and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

         (c) (i) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Offering Circular, not to offer, sell, contract to sell or otherwise dispose of any Stock (other than upon conversion of the Securities), any securities of the Company substantially similar to the Securities or the Stock or any securities of the Company convertible into or exchangeable or exercisable for shares of Stock or substantially similar securities, except (a) pursuant to the Company's stock option or purchase plans existing as of the date hereof or other options granted by the Company to employees or (b) as consideration for acquisitions of businesses, properties or assets, provided that (except with respect to an aggregate of not more than 50,000 shares of Common Stock issued in consideration of all such acquisitions) the offerees, purchasers or other transferees of any such shares shall agree in writing to restrictions substantially identical to those contained in this subsection; and (ii) that it will use reasonable efforts to cause each person who has entered into a Lock-up Agreement to comply therewith, will not grant any waivers or consents to non-compliance therewith and will enforce its rights under each such


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agreement; in each case unless and to the extent that it shall have obtained your prior written consent;

         (d) To use its best efforts to have the shares of Stock issuable upon conversion of the Securities accepted for quotation on the Nasdaq National Market prior to the time the definitive Securities become available for delivery;

         (e) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds";

         (f) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

         (g) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities and the Stock issuable upon conversion thereof, to furnish at its expense, upon request, to holders of Securities and the Stock issuable upon conversion thereof and prospective purchasers of Securities and the Stock issuable upon conversion thereof securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act;

         (h) To use its best efforts to cause the Securities sold in reliance on Rule 144A to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

         (i) To file with the Commission, not later than 15 days after the Time of Delivery, five copies of a notice on Form D under the Securities Act (one of which will be manually signed by a person duly authorized by the Company); to otherwise comply with the requirements of Rule 503 under the Securities Act; and to furnish promptly to you evidence of each such required timely filing (including a copy thereof);

         (j) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

         (k) During a period of five years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed; and
(ii) such additional information concerning the business and financial condition of the Company as you


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
may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

         (l) During the period of three years after the Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

         (m) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the Stock issuable upon conversion thereof for offering and sale under the securities laws of such United States jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities and the Stock issuable upon conversion thereof, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (n) To reserve and keep available at all times, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Stock upon conversion of the Securities; and

         (o) Until such time as any Security or any Stock issuable upon conversion thereof is registered under the Securities Act pursuant to the Registration Rights Agreement and transferred pursuant to such registration, to include a legend on the Securities and the Stock issuable upon the conversion thereof to the effect set forth under "Notice to Investors".

         6. The Company covenants and agrees with the Purchaser that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants and all other expenses of the Company in connection with the issue and listing of the Securities and the Stock issuable upon conversion thereof, the preparation and delivery of the Securities in temporary and definitive forms, the preparation and printing of the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchaser and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, the Registration Rights Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee and any such agent in connection with the Indenture and the Securities; (iv) all fees, expenses and charges in connection with the qualification of the Securities for trading in the PORTAL System of the National Association of Securities Dealers, Inc., the listing of the Stock issuable upon conversion of the Securities on the Nasdaq National Market System and any other listing of the Securities and the Stock issuable upon conversion thereof on any exchange or quotation service; (v) the fees and expenses of DTC and any other depositary used in connection with the Securities and of any transfer or conversion agent or registrar for the Securities or the Stock issuable upon conversion of the Securities; (vi) fees, if any, charged by securities rating services for rating the Securities;

(vii) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon the conversion of the Securities for offering and sale under state securities laws as provided in Section 5(m) hereof, including the fees and disbursements of counsel for the Purchaser in connection with the Blue Sky and legal investment surveys; and (viii) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section including any expenses incurred in connection with complying with Section 5(g) hereof; and to indemnify and hold harmless the Purchaser from any documentary stamp or similar issue tax and any related interest or penalties on the issue, sale or delivery of the Securities to the Purchaser which are or may be due. It is understood, however, that, except as provided in this Section and Sections 8 and 10 hereof, the Purchaser will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Securities by it, and any advertising expenses connected with any offers it may make.

         7. The obligations of the Purchaser hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) Sullivan & Cromwell, counsel for the Purchaser, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the shares of Stock issuable upon conversion of the Securities, the Offering Circular and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (b) Irell & Manella LLP, United States counsel for the Company, shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular;

             (ii) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and, to such counsel's knowledge, are fully paid and non-assessable; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Stock contained in the Offering Circular;

            (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each of the jurisdictions listed on Schedule I to such counsel's opinion;

             (iv) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, to such counsel's knowledge, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of any perfected security interest (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

              (v) To such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a material adverse effect on the current consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or by others;

             (vi) This Agreement, the Registration Rights Agreement and the Indenture have each been duly authorized, executed and delivered by the Company; the Securities have been duly authorized, executed, authenticated, issued and delivered by the Company; and the Securities and the Indenture conform to the descriptions thereof in the Offering Circular;

            (vii) Based on and subject to the analysis and qualifications set forth in the Schedule attached to such opinion, in any action or proceeding arising out of or relating to the Registration Rights Agreement, the Securities or the Indenture (collectively, the "Documents"), in any court of the State of California or in any federal court sitting in California, such court should recognize and give effect to the governing laws provisions of the Documents wherein the parties thereto agree that the Documents shall be governed by, and construed in accordance with, the laws of the State of New York. However, if a court were to hold that the Documents are governed by, and are to be construed in accordance with, the laws of the State of California, each Document would be, under the laws of the State of California, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

           (viii) While general in nature, the statements set forth in the Offering Circular under the caption "United States Taxation," insofar as they purport to describe the provisions of the laws and documents referred to therein, accurately describe the material tax consequences to holders of the Securities;

             (ix) The issue and sale of the Securities, the issuance of the Stock upon conversion of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of the Articles of Incorporation or Bylaws of the Company or to such counsel's knowledge any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, nor will such action, to such counsel's knowledge, conflict with or result in a breach or violation of any of the terms or provisions of, or to such counsel's knowledge constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject;

              (x) To such counsel's knowledge, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States of America or any political subdivision thereof is required for the issue and sale of the Securities, the issuance of the Stock upon conversion of the Securities or the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchaser;

             (xi) Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or By-laws or to such counsel's knowledge in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, the default of which would have a material adverse effect on the Company or on the ability of any of the parties hereto to consummate any of the transactions contemplated hereby;

            (xii) The statements set forth in the Offering Circular under the caption "Description of the Notes" and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Securities, the capital stock of the Company and the documents and laws therein described and under the captions "Notice to Investors" and "Offer and Resale", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

           (xiii) No registration of the Securities under the Securities Act, and no qualification of an indenture under the TIA with respect thereto, is required for the offer and sale by the Company and the offer and initial resale of the Securities by the Purchaser in the manner contemplated by this Agreement;

            (xiv) The Exchange Act Reports (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and to such counsel's knowledge, none of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading, except to the extent that any matters covered by any such Exchange Act Report were described differently in any subsequently filed Exchange Act Report or in the Offering Circular (and with respect to any such matters, such counsel may express no view);

             (xv) To such counsel's knowledge neither the Offering Circular nor any further amendments or supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements therein, as to which such counsel need express no opinion) contained as of its date or contains as of the Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

            (xvi) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act.

Such counsel may state that the foregoing opinions are limited to the Federal laws of the United States and the laws of the State of California.

         (c) Owen, Wickersham & Erickson, P.C., special trademark counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that the Company and its subsidiaries directly or indirectly own free of adverse claims as to title such trademarks and servicemarks (and goodwill appertaining thereto) as are necessary to conduct the business of the Company as described in the Offering Circular, such counsel is not aware of any pending or threatened claim by others that the Company or its subsidiaries is infringing or otherwise violating any valid trademarks or servicemarks or trademark or servicemark rights of others which could materially affect the Company and its subsidiaries; and such counsel is not aware of any infringement of any of the Company's or its subsidiaries' trademarks or servicemarks which could affect materially the Company and its subsidiaries;

         (d) On the date of the Offering Circular prior to the execution of this Agreement, and also at the Time of Delivery, Deloitte & Touche LLP shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto and as to such other matters as you may reasonably request;

         (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements of the Company included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

         (f) On or after the date hereof, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

         (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Nasdaq National Market; (ii) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or California State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any event specified in this clause (iv) in your judgment makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

         (h) The Securities have been designated for trading on PORTAL;

         (i) Each Lock-up Agreement shall have been duly executed and delivered to the Company and you and there shall have occurred no breach of any Lock-up Agreement; and

         (j) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsection (d) of this Section and as to such other matters as you may reasonably request.

         8. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and will periodically reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

         (b) Each Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchaser on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchaser, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchaser within the meaning of the Securities Act; and the obligations of the Purchaser under this Section 8 shall be in addition to any liability which the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

         9. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Purchaser, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by the Purchaser or any controlling person of the Purchaser, or the Company or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

         10. If for any reason the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchaser for all out-of-pocket expenses, including fees, disbursements and expenses of counsel, reasonably incurred by the Purchaser in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to the Purchaser except as provided in Sections 6 and 8 hereof.

         11. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchaser shall be delivered or sent by mail, telex or facsimile transmission to you at 85 Broad Street, New York, New York 10004,
Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Chief Financial Officer. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         12. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchaser, the Company and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Purchaser shall be deemed a successor or assign by reason merely of such purchase.

         13. Time shall be of the essence of this Agreement.

         14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Purchaser and the Company.

                                                 Very truly yours,

                                                 WILLIAMS-SONOMA, INC.

                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

Accepted as of the date hereof:



- -------------------------------
      (Goldman, Sachs & Co.)